J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Value Fund

(a series of JPMorgan Trust I)

(All Share Classes)

Supplement dated February 22, 2021

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information dated November 1, 2020, as supplemented

IMPORTANT NOTICE REGARDING CHANGES IN NAME, INVESTMENT POLICY AND INVESTMENT STRATEGIES

At its February 2021 meeting, the Board of Trustees (“Board”) approved changes to the name, investment policy and investment strategies of the JPMorgan Intrepid Value Fund (the “Fund”).

The Fund currently expects that these changes will become effective on or about July 1, 2021 (the “Effective Date”). On the Effective Date, the new prospectuses (each, a “New Prospectus”) will replace the existing prospectuses for the Fund. You should refer to the New Prospectuses for the Fund, when they are available. Please note that the New Prospectuses reflecting changes for the Fund are not yet effective and that, prior to the Effective Date, this information may change, in which case additional notification may be provided.

The following is a brief summary of some of the changes that are anticipated to take effect on or after the Effective Date. Please refer to the New Prospectuses, once available, for a more complete discussion of the Fund’s strategies after the Effective Date.

Name Change

The Fund’s new name will be: JPMorgan U.S. Applied Data Science Value Fund.

New 80% Policy

Under the existing 80% policy, under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies (the “Existing 80% Policy).

On the Effective Date, the Existing 80% Policy will be replaced with the following new 80% policy (“New 80% Policy”):

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies.

The Existing 80% Policy does not contain the “U.S.” component of the New 80% Policy, although the Fund has historically invested at least 80% of its Assets in U.S. companies.

For purposes of both the Existing 80% Policy and the New 80% Policy, the term “Assets” means net assets, plus the amount of borrowings for investment purposes.

Strategy Change

Under the existing strategy, the adviser employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making, and this behavior results in market inefficiencies that persist over time. The existing strategy seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

Beginning on the Effective Date, in managing the Fund, the adviser will employ a data science driven investment approach that combines research, data insights, and risk management. The adviser defines data science as the discipline of extracting useful insights from collections of information. The adviser will analyze a wide variety of data sources, including the adviser’s fundamental research, company fundamentals, and alternative data, in order to evaluate the financial prospects of each security. The adviser will utilize insights derived from the data sources to identify securities that are attractively priced relative to their associated levels of risk. Security-level insights will then be combined through a proprietary security selection process, constructing a portfolio that maximizes expected future financial performance while controlling for key risks identified by the adviser.

SUP-USADSV-221

Portfolio Manager Change

In addition, on the Effective Date, Lindsey Houghton, Executive Director and Eric Moreau, Vice President, will be added as portfolio managers of the Fund, replacing Jason Alonzo and Jonathan Tse. Please refer to the New Prospectuses, once available, for more information about the Fund’s portfolio managers after the Effective Date.

Transition Costs

As the Fund transitions to the new strategy, the Fund will sell a substantial portion of its existing investments and, as a result, incur higher portfolio turnover. The Fund will incur transaction costs, such as commissions, which will be borne by the Fund and its shareholders. The Fund may also realize and/or distribute higher capital gains than might generally be expected under normal circumstances, a portion of which may be taxed as ordinary income for taxable accounts. The Fund’s estimated capital gain distribution, if any, will be available on the Fund’s website during the fourth quarter of 2021.

Expense Cap Changes

On the Effective Date, the Fund’s expense limitation agreement will be revised to lower the expense caps for Class A, C and I Shares and extend the duration of the expense caps for all Shares as follows:

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.73%, 1.23%, 0.49%, 1.09%, 0.44% and 0.34%, of the average daily net assets of Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/2023, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE